SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 15, 2006

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Certain exhibits are filed herewith by Markel Corporation (the “Company”), in connection with its Prospectus Supplement, dated August 15, 2006, to the Prospectus, dated December 20, 2005, filed with the Securities and Exchange Commission as part of the Registration Statement on Form S-3 (Registration No. 333-130497), which covers, among other things, Debt Securities issuable under an Indenture, dated as of June 5, 2001, between the Company and J.P. Morgan Trust Company, National Association (as successor to The Chase Manhattan Bank), as trustee (the “Trustee”), relating to Debt Securities.

On August 15, 2006, the Company executed an Underwriting Agreement and related pricing agreement (the “Underwriting Agreement”) with the underwriters named therein. Under the Underwriting Agreement, the Company is issuing $150,000,000 principal amount of its 7.50% Senior Debentures due 2046 (the “Securities”) under the Indenture, as amended by a Fourth Supplemental Indenture, to be dated as of August 22, 2006 (the “Fourth Supplemental Indenture”). The Underwriting Agreement, the form of the Fourth Supplemental Indenture and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the form of the Fourth Supplemental Indenture.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

1	Underwriting Agreement and related pricing agreement, dated as of August 15, 2006, between the Company and the underwriters named therein (filed herewith)

4.1	Indenture, dated as of June 5, 2001, between the Company and J.P. Morgan Trust Company, National Association (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 filed with the Commission in the Company’s report on Form 8-K dated as of June 5, 2001)

4.2	Form of Fourth Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A (filed herewith)

5	Opinion of McGuireWoods LLP (filed herewith)

12	Computation of Earnings to Fixed Charges Ratio (filed herewith)

23	Consent of McGuireWoods LLP (contained in Exhibit 5 filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: August 17, 2006	By:	/s/ D. Michael Jones
	Name:	D. Michael Jones
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit:

1	Underwriting Agreement and related pricing agreement, dated as of August 15, 2006, between the Company and the underwriters named therein (filed herewith)

4.1	Indenture, dated as of June 5, 2001, between the Company and J.P. Morgan Trust Company, National Association (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 filed with the Commission in the Company’s report on Form 8-K dated as of June 5, 2001)

4.2	Form of Fourth Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A (filed herewith)

5	Opinion of McGuireWoods LLP (filed herewith)

12	Computation of Earnings to Fixed Charges Ratio (filed herewith)

23	Consent of McGuireWoods LLP (contained in Exhibit 5 filed herewith)